Subsequent events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent events
19.	Subsequent events

On January 31, 2014, the Company received notice from CMA CGM that it has reserved its right to redeliver CMA CGM Ville d’Orion and CMA CGM Ville d’Aquarius as early as between April 1 and April 15, 2014 on the expiration of the existing charters.

One of the cranes on-board CMA CGM Julie Delmas was found to be damaged in January 2014 and is out of service. The Company has agreed with CMA CGM to reduce the daily charter rate pro-rata, from $18,465 to $10,000 per day, to reflect the diminished performance of the vessel, for as long as the crane is not operational, which could be as long as several months.

On March 19, 2014 (the “Issue Date”), the Company completed a private placement of $420.0 million aggregate principal amount of 10.000% first priority secured notes due 2019. In connection with the private placement, on the Issue Date the Company also entered into a $40.0 million senior secured revolving credit facility. The Company used a portion of the net proceeds of the notes to repay all outstanding borrowings under its previous senior secured credit facility (the “Previous Credit Facility”) which was then terminated, to terminate its interest rate swap agreements and to pay related fees and expenses. These transactions are collectively referred to as the “Transactions.”

Additionally, in connection with the Transactions, the Company and CMA CGM agreed to amend the terms of four existing charters that were scheduled to expire as early as September 2016 to provide for new expiry dates in December 2019, plus or minus 90 days at the charterer’s option, and new daily charter rates, effective as of February 1, 2014, of $15,300 (reduced from $18,465).